Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 dated as of June 24, 2020 (this “Agreement”) to the Revolving Credit Agreement dated as of September 16, 2016, as amended as of October 26, 2016, as amended and restated as of November 14, 2017 and as amended and restated as of November 21, 2018, as amended as of August 16, 2019 and as amended as of April 21, 2020 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among ALCOA CORPORATION, a Delaware corporation (“Holdings”), ALCOA NEDERLAND HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Borrower”), the several banks and other financial institutions or entities from time to time party as Lenders and Issuers thereto and JPMorgan Chase Bank, N.A. (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein;

WHEREAS, the Lenders party hereto (which constitute the Required Lenders under the Existing Credit Agreement) and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.02(a) of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment to the Existing Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Outstanding Notes” shall mean the series of senior unsecured notes set forth on Schedule 1.01(f).

“2020 Senior Notes” shall mean senior unsecured notes issued by the Borrower in the fiscal year ending on December 31, 2020.

“Cash Netting Notice” shall mean a written noticed delivered by the Borrower to the Administrative Agent (a) on or prior to January 1, 2021, in respect of the fiscal quarter ending on March 31, 2021, and (b) on or prior to April 1, 2021, in respect of the fiscal quarter ending on June 30, 2021, in each case electing to utilize the netting provisions set forth in the definitions of “Consolidated Cash Interest Expense” and “Total Indebtedness” for such fiscal quarter.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by adding at the end of the definition of “Available Credit” before the period the following phrase:

minus (c) with respect to the fiscal quarters ending on March 31, 2021 and June 30, 2021, in each case, in respect of which a Cash Netting Notice has been timely delivered and not revoked in writing by the Borrower, an amount equal to one-third of the Net Proceeds received by the Borrower from the issuance of the 2020 Senior Notes; provided that, for the avoidance of doubt, to the extent that the Revolving Credit Outstandings exceed the amount of Available Credit then permitted to be incurred after giving effect to this clause (c) of this definition, the Borrower shall prepay, in accordance with Section 2.11 hereof, such portion of the Loans (or cash collateralize Letters of Credit in accordance with the last paragraph of Article VII) as shall be necessary such that the aggregate principal amount of the Revolving Credit Outstandings shall not exceed the amount of Available Credit then permitted to be incurred.

(c) Section 1.01 of the Existing Credit Agreement is hereby amended by revising the definition of “Consolidated Cash Interest Expense” by deleting the “and” at the end of subclause (iii), inserting “and” after subclause (iv) and inserting a new subclause (v) at the end of subclause (b) thereof:

(v) for the fiscal quarters ending on June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021 (in the case of each of the fiscal quarters ending on March 31, 2021 and June 30, 2021, so long as a Cash Netting Notice has been timely delivered in respect of such fiscal quarter and not revoked in writing by the Borrower), any interest or other financing costs accrued during such period in respect of the 2020 Senior Notes.

(d) Section 1.01 of the Existing Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by inserting a new subclause (xvi) at the end of subclause (a) thereof:

(xvi) non-cash expenses during such period in connection with non-service net periodic benefit costs in an amount not to exceed $125,000,000 with respect to any consecutive four fiscal quarter period.

(e) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Total Indebtedness” in its entirety as set forth below:

“Total Indebtedness” shall mean, as of any date, an amount equal to (a) the aggregate principal amount of Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries outstanding as of such date of the type set forth in clauses (a), (b), (c) and (f) of the definition of “Indebtedness”, other funded Indebtedness that would appear on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP and Indebtedness incurred pursuant to Permitted Receivables Facilities, minus (b) for any date occurring on or before June 30, 2021 (provided that, in the case of such measurement with respect to each of the fiscal quarters ending March 31, 2021 and June 30, 2021, a Cash Netting Notice has been timely delivered in respect of such fiscal quarter and not revoked in writing by the Borrower), an amount equal to the lesser of (a) unrestricted cash and cash equivalents that would appear on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP and (b) the amount of (x) the Net Proceeds of the 2020 Senior Notes minus (y) the aggregate principal amount of Outstanding Notes that are redeemed, repurchased or repaid by or on behalf of the Borrower after June 24, 2020 (which amount in this clause (b) shall not be negative) ; provided that, for the avoidance of doubt, “Total Indebtedness” shall not include any Indebtedness in respect of Hedging Agreements.

(f) Section 6.01 of the Existing Credit Agreement is hereby amended by adding at the end of such section the following new clause (d):

(d) Notwithstanding anything to the contrary in this Section 6.01, if and to the extent that any portion of the proceeds of the 2020 Senior Notes are applied to repay, repurchase or redeem Outstanding Notes, then, upon such repayment, repurchase or redemption, the incurrence of such portion of 2020 Senior Notes so applied (and including any bona fide fees, premium and expenses relating to such portion of the 2020 Senior Notes) shall be deemed to have been incurred (and permitted under) clause (a)(ii) (in the case of repayment, repurchase or redemption of the senior unsecured notes due 2024 and 2026) or clause (a)(xxiv) of this Section 6.01 (in the case of repayment, repurchase or redemption of the senior unsecured notes due 2028).

(g) The Credit Agreement is hereby further amended and modified by inserting Schedule 1.01(f) attached to this Amendment.

SECTION 3. Effectiveness of this Agreement. This Agreement, the amendment of the Existing Credit Agreement as set forth in Section 2 hereof shall become effective on the first date (the “Amendment No. 3 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, the Required Lenders (as such term is defined in the Existing Credit Agreement) and the Administrative Agent.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment No. 3 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c) The Administrative Agent shall have received, at least one Business Day prior to the Amendment No. 3 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), that has been requested at least ten Business Days prior to the Amendment No. 3 Effective Date.

(d) At the time of and immediately after giving effect to this Agreement, no Event of Default or Default shall have occurred and be continuing.

(e) The Administrative Agent shall have received the fees set forth in Section 5 and all reasonable and documented out-of-pocket expenses in connection with this Agreement to the extent required under Section 9.05 of the Credit Agreement.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders:

(a) This Agreement has been duly authorized, executed and delivered by the Borrower, and each of this Agreement and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.

SECTION 5. Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of each Lender who timely executes and delivers a counterpart to this Agreement an amount equal to 0.05% of the amount of such Lender’s Commitment under the Existing Credit Agreement immediately prior to the Amendment No. 3 Effective Date.

SECTION 6. Counterparts; Amendments. (a) This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act. Each party hereto executing this Agreement through electronic means hereby represents and warrants that it has the corporate capacity and authority to execute this Agreement through electronic means and that there are no restrictions for doing so in such party’s organizational documents.

SECTION 7. Credit Agreement. (a) Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Existing Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 3 Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(b) For the avoidance of doubt, the parties hereto agree that, to the extent that any amendment made to the Existing Credit Agreement in accordance with Section 2 of this Agreement shall constitute a novation within the meaning of Article 1271 et seq. of the Luxembourg Civil Code, then, notwithstanding any such novation, all the rights (including in relation to Liens) of the Secured Parties against the Loan Parties shall be maintained in accordance with Article 1278 of the Luxembourg Civil Code.

SECTION 8. Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c) Notwithstanding paragraph (a) of this Section, if any Dutch Loan Party is represented by an attorney in connection with the signing and/or execution of this Agreement (including by way of accession to this Agreement), any other Loan Document, or any other agreement, deed or document referred to in, or made pursuant to, any Loan Document, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ALCOA CORPORATION

By	/s/ Renato C.A. Bacchi
Name: Renato C.A. Bacchi
Title: Senior Vice President and Treasurer

ALCOA NEDERLAND HOLDING B.V.

By	/s/ Renato C.A. Bacchi
Name: Renato C.A. Bacchi
Title: Managing Director

[Amendment No. 3 Signature Page]

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By	/s/ James Shender
Name: James Shender
Title: Executive Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

CITIBANK, N.A.

By	/s/ Sumeet Singal
Name: Sumeet Singal
Title: Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By	/s/ Bastien Dayer
Name: Bastien Dayer
Title: Authorized Signatory

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.

By	/s/ Jake Dowden
Name: Jake Dowden
Title: Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

ABN AMRO CAPITAL USA LLC

By	/s/ Jamie Matos
Name: Jamie Matos
Title: Director

By	/s/ Amit Wynalda
Name: Amit Wynalda
Title: Executive Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BANCO BRADESCO S.A., NEW YORK BRANCH

By	/s/ Fabiana G. Paes de Barros
Name: Fabiana G. Paes de Barros
Title: Manager

By	/s/ Sonia Bettencourt
Name: Sonia Bettencourt
Title: Coordinator

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BANCO BILBAO VIZCAYA ARGENTARIA,S.A. NEW YORK BRANCH

By	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BANK OF AMERICA, N.A.

By	/s/ Brandon Weiss
Name: Brandon Weiss
Title: Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BNP PARIBAS

By	/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

By	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

By	/s/ Jennifer Culbert
Name: Jennifer Culbert
Title: Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

GOLDMAN SACHS BANK USA

By	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

MUFG BANK, LTD.

By	/s/ Liwei Liu
Name: Liwei Liu
Title: Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

TRUIST BANK

By	/s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NEW YORK MELLON

By	/s/ William M. Feathers
Name: William M. Feathers
Title: Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

ING BANK N.V., DUBLIN BRANCH

By	/s/ Pádraig Matthews
Name: Pádraig Matthews
Title: Director

By	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Vice President

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

WESTPAC BANKING CORPORATION

By	/s/ Stuart Brown
Name: Stuart Brown
Title: Tier Two Attorney

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BANK OF MONTREAL EUROPE

By	/s/ Jim Barry
Name: Jim Barry
Title: Managing Director, Corporate Banking

By	/s/ John Murphy
Name: John Murphy
Title: Head of Regulatory Reporting

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NOVA SCOTIA

By	/s/ Ian Stephenson
Name: Ian Stephenson
Title: Managing Director

By	/s/ Priya Francis
Name: Priya Francis
Title: Associate

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

RIYAD BANK, HOUSTON AGENCY

By	/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By	/s/ Roxanne Crawford
Name: Roxanne Crawford
Title: Vice President, Administrative Officer

[Amendment No. 3 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

ROYAL BANK OF CANADA

By	/s/ Jennifer Flann
Name: Jennifer Flann
Title: Director, Corporate Client Group

[Amendment No. 3 Signature Page]

Schedule 1.01(f)

Outstanding Debt

1. Senior unsecured notes due 2024

2. Senior unsecured notes due 2026

3. Senior unsecured notes due 2028